UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2015

The First Marblehead Corporation
(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Cabot Road, Suite 200 Medford, Massachusetts	02155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                      Termination of a Material Definitive Agreement

On November 10, 2014, First Marblehead Education Resources, Inc. (“FMER”), a wholly owned subsidiary of The First Marblehead Corporation (the “Corporation”), entered into a Loan Origination Services Agreement with Nelnet Servicing, LLC d/b/a Firstmark Services (“Firstmark Services”), and on May 14, 2015, FMER entered into a First Amendment to the Loan Origination Services Agreement with Firstmark Services (as amended, the “Services Agreement”).  Pursuant to the Services Agreement, Firstmark Services had agreed to perform certain loan origination services, including application intake, call center services, the majority of loan processing services and certain program support functions, for the Corporation’s lender clients’ Monogram-based loan programs.  On September 8, 2015, FMER terminated the Services Agreement, effective as of that date, because FMER had determined, after consultation with Firstmark Services, that Firstmark Services had not met certain criteria as of the date specified in the Services Agreement.  As a result, FMER will continue to perform those origination services that were the subject of the Services Agreement.  FMER did not incur any penalties or fees in connection with the termination of the Services Agreement.

The Services Agreement is more fully described in the Corporation’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 10, 2014 and May 14, 2015.

Item 2.02                      Results of Operations and Financial Condition

On September 9, 2015, the Corporation announced its financial and operating results for the fourth quarter and fiscal year ended June 30, 2015.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

See Exhibit Index attached hereto.  The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press release issued by The First Marblehead Corporation on September 9, 2015 entitled “First Marblehead Announces Fourth Quarter and Full Year Financial Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION
Date: September 9, 2015	By:	/s/ Alan Breitman
Alan Breitman Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release issued by The First Marblehead Corporation on September 9, 2015 entitled “First Marblehead Announces Fourth Quarter and Full Year Financial Results”